EXHIBIT 23.2
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                        INDEPENDENT ACCOUNTANT'S CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 27, 2003, except as to Note 13, for which the date is March 21, 2003, relating to the financial statements and financial statement schedule, which appears in Evergreen Solar, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                                  /s/ PricewaterhouseCoopers LLP
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                                                  PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2003